Exhibit 23







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 12, 1998 included in this Form 10-K/A, into The Company's previously filed Registration Statements, File Nos. 33-50520, 33-50522, 33-50524, 33-82130, 33-99146 and 333-51401.






Minneapolis, Minnesota,
June 25, 1998